UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):

March 19, 2012 (December 30, 2011)

COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

0-13124

13-2698053

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

55 Lane Road, Fairfield, New Jersey 07004

(Address of principal executive offices)

 (Zip Code)

Registrant's telephone number, including area code

          (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on December 30, 2011, Cover-All Systems, Inc. (the “Company”), a Delaware corporation and wholly-owned subsidiary of Cover-All Technologies Inc., a Delaware corporation (the “Registrant”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Ho’ike Services, Inc., dba BlueWave Technology, a Hawaii corporation (“Seller”).  Under the terms of the Purchase Agreement, the Company purchased from Seller certain of the assets and assumed certain liabilities of Seller’s business of developing and servicing enterprise claims management software for use in the property and casualty insurance industry, including for use by property and casualty insurance companies, third party administrators, managing general agents, self-insured employers and state funds, and providing certain services related thereto, which business Seller had marketed under the name “PipelineClaims” (the “PipelineClaims Business”).

This Form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on January 6, 2012.  The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A. The purpose of this Form 8-K/A is to file the financial statements and pro forma information required by Item 9.01.

Item 9.01

Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

The audited carve-out financial statements of Seller for the PipelineClaims Business as of December 31, 2010 and 2009, respectively, and for the years ended December 31, 2010 and 2009, respectively, and accompanying notes thereto are included as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited carve-out financial statements of Seller for the PipelineClaims Business as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010, respectively, are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)   Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2011 and statement of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 and accompanying notes thereto are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)   Exhibits.

23.1

Consent of Independent Registered Public Accounting Firm.

99.1

Audited Carve-Out Financial Statements of Seller for the PipelineClaims Business as of December 31, 2010 and 2009, respectively, and for the years ended December 31, 2010 and 2009, respectively, and accompanying notes thereto.

99.2

Unaudited Carve-Out Financial Statements of Seller for the PipelineClaims Business as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010.

99.3

Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2011 and for the year ended December 31, 2010 and the nine months ended September 30, 2011 and accompanying notes thereto.

[signature on following page]

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date:  March 19, 2012

By:

   /s/ Ann Massey

     Ann Massey, Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1

Audited Carve-Out Financial Statements of Seller for the PipelineClaims Business as of December 31, 2010 and 2009, respectively, and for the years ended December 31, 2010 and 2009, respectively, and accompanying notes thereto.

Exhibit 99.2	Unaudited Carve-Out Financial Statements of Seller for the PipelineClaims Business as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010, respectively.
Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2011 and for the year ended December 31, 2010 and the nine months ended September 30, 2011 and accompanying notes thereto.